UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2016

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.

1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-6200	20-2777218

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  On April 12, 2016, Duke Energy Corporation (“Duke Energy”) announced that Mr. William E. Currens Jr. has been appointed to the position of Senior Vice President, Chief Accounting Officer and Controller, effective May 16, 2016.  In connection with this promotion, the Compensation Committee of the Board of Directors of Duke Energy, effective as of May 16, 2016, approved an increase in Mr. Currens’ annual base salary from $229,446 to $270,000, an increase in his short-term incentive opportunity from 40% to 50% of his annual base salary, and an increase in his long-term incentive opportunity from 60% to 80% of his annual base salary.  Except as otherwise described in the Form 8-K dated April 12, 2016, Mr. Currens has not entered into, nor were any amendments made to, any material plans, contracts or arrangements in connection with his change in responsibilities.

Item 5.07         Submission of Matters to a Vote of Security Holders.

(a)                                 The Corporation held its Annual Meeting on May 5, 2016.

(b)                                 At the Annual Meeting, shareholders voted on the following items:  (i) election of directors, (ii) ratification of Deloitte & Touche LLP as Duke Energy’s independent registered public accounting firm for 2016, (iii) an advisory vote to approve Duke Energy’s named executive officer compensation, (iv) a shareholder proposal regarding elimination of supermajority voting provisions in Duke Energy’s Certificate of Incorporation, and (v) a shareholder proposal regarding lobbying expenses disclosure.  For more information on the proposals, see Duke Energy’s proxy statement dated March 24, 2016.  Set forth below are the final voting results for each of the proposals.

Election of Director Nominees

				Votes Cast FOR
Director	Votes For	Withhold	Broker Non-Votes	Votes Cast FOR + WITHHELD
Michael J. Angelakis	410,602,050	6,533,299	162,240,011	98.43%
Michael G. Browning	410,596,969	7,983,502	162,240,011	98.09%
Daniel R. DiMicco	410,178,930	6,956,419	162,240,011	98.33%
John H. Forsgren	410,849,610	6,285,739	162,240,011	98.49%
Lynn J. Good	397,676,061	19,459,288	162,240,011	95.34%
Ann Maynard Gray	400,957,111	16,178,238	162,240,011	96.12%
John T. Herron	411,302,671	5,832,678	162,240,011	98.60%
James B. Hyler, Jr.	410,985,164	6,150,185	162,240,011	98.53%
William E. Kennard	406,747,048	10,388,301	162,240,011	97.51%
E. Marie McKee	408,832,401	8,302,948	162,240,011	98.01%
Charles W. Moorman IV	411,395,596	5,739,753	162,240,011	98.62%
Carlos A. Saladrigas	407,739,519	9,395,830	162,240,011	97.75%

Proposal to ratify Deloitte & Touche LLP as Duke Energy’s independent registered public accounting firm for 2016

					Votes Cast FOR
				Votes Cast FOR	Votes Cast FOR
Votes For	Votes Against	Abstentions	Broker Non-Votes	Votes Cast FOR + AGAINST	+ AGAINST + ABSTAIN
566,145,561	10,823,808	2,405,991	0	98.12%	97.72%

Advisory vote to approve Duke Energy Corporation’s named executive officer compensation

					Votes Cast FOR
				Votes Cast FOR	Votes Cast FOR
Votes For	Votes Against	Abstentions	Broker Non-Votes	Votes Cast FOR + AGAINST	+ AGAINST + ABSTAIN
384,908,575	27,061,315	5,165,460	162,240,011	93.43%	92.27%

Shareholder proposal regarding elimination of supermajority voting provisions in Duke Energy Corporation’s Certificate of Incorporation

					Votes Cast FOR
				Votes Cast FOR	Votes Cast FOR
Votes For	Votes Against	Abstentions	Broker Non-Votes	Votes Cast FOR + AGAINST	+ AGAINST + ABSTAIN
222,442,040	187,618,772	7,074,538	162,240,011	54.25%	53.33%

Shareholder proposal regarding lobbying expenses disclosure

					Votes Cast FOR
				Votes Cast FOR	Votes Cast FOR
Votes For	Votes Against	Abstentions	Broker Non-Votes	Votes Cast FOR + AGAINST	+ AGAINST + ABSTAIN
121,419,140	232,667,168	63,049,041	162,240,011	34.29%	29.11%

(c)                                  Not applicable.

(d)                                 Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: May 10, 2016	By:	/s/ Julia S. Janson
Executive Vice President, Chief Legal
Officer and Corporate Secretary